Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

PUBLIC HEALTH SERVICE

Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service ("PHS") Technology Transfer Policy Board for use by components of the National Institutes of Health ("NIH"), the Centers for Disease Control and Prevention ("CDC"), and the Food and Drug Administration ("FDA"), which are agencies of the PHS within the Department of Health and Human Services ("HHS").

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by National Institute of Allergy and Infectious Diseases

an Institute or Center (hereinafter referred to as the "NIAID") of the

NIH

and

Icosavax, Inc.,

hereinafter referred to as the "Licensee",

having offices at 1930 Boren Ave., Suite 1000, Seattle, WA 98101, created and operating under the laws of Delaware.

Tax ID No.: [***]

THIRD AMENDMENT TO [***]

Third Amendment of [***] Model 10-2015

[***]

[Final]

[Icosavax, Inc.]

[May 2023]

This is the Third amendment ("Third Amendment") of the agreement by and between the NIAID and Licensee having an effective date of June 28, 2018 and having NIAID Reference Number [***], as amended by the First amendment dated September 10, 2018 and having NIAID Reference Number [***] (the "First Amendment") and the Second amendment dated September 9, 2020 and having NIAID Reference Number [***] (the "Second Amendment") ( the "Agreement"). This Third Amendment, having NIAID Reference Number [***] includes, in addition to the amendments made below, a Signature Page.

WHEREAS, the NIAID and the Licensee desire that the Agreement be amended a third time as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIAID and the

Licensee, intending to be bound, hereby mutually agree to the following (all additions are shown in underline and deletions are shown in strike out):

1)
On page 1, amend Icosavax Inc. address:

Icosavax, Inc., hereinafter referred to as the "Licensee" having offices at ~~1616 Eastlake Avenue East, Suite 208, Seattle Washington, 98102~~ 1930 Boren Ave., Suite 1000, Seattle, WA 98101, created and operating under the laws of Delaware.

2)
Within sixty (60) days of the execution of this Third Amendment, the Licensee shall pay the NIAID an amendment issue royalty in the sum of [***], and payment options may be found in Attachment l.

3)
Amend Section 2.16 (Licensed Products) as follows:

2.16. "Licensed Products" means tangible materials, which in the course of manufacture, use, sale, or importation, would be within the scope of one or more claims of the Licensed Patent Rights in the country in which such processes are practiced that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction. [***]

4)
Amend Section 2.19 (Net Sales) as follows:

2.19. "Net Sales" means, with respect to a Licensed Product or Licensed Process, the total gross receipts for sales of such Licensed Product(s) or practice of such Licensed Process(es) by or on behalf of the Licensee or of its Affiliates or sublicensees to third parties, and from leasing, renting or otherwise making Licensed Products available to third parties without sale or other dispositions, whether invoiced or not, less the following items: (a) returns, allowances, and credits given or made for rejection or return of previously sold Licensed Products or Licensed Processes or for retroactive price reductions that are actually allowed and granted in the specific reporting period, (b) packing costs, insurance costs, freight out and other transportation charges, (c) taxes or excise duties or other governmental charges imposed on the transaction (if separately invoiced), (d) rebates and chargeback payments granted to managed health care organizations, pharmacy benefit managers (or equivalents thereof), and government agencies, and (e) wholesaler and cash and quantity discounts in amounts customary in the trade to the extent actually granted. No deductions shall be made for [***].

Notwithstanding the foregoing, transfers of Licensed Product or practice of the Licensed Process internally among Licensee, its Affiliate(s), or their respective sublicensees shall be exempt from the calculation of Net Sales, unless the recipient is an end user of the Licensed Product or Licensed Process. The supply of Licensed Product or practice of Licensed Process as samples for charitable, or non-commercial purposes, for use in non-clinical or clinical trials, or any test or other studies reasonably necessary to comply with any applicable laws shall not be included in the calculation of Net Sales.

5)
In Appendix C, amend Section IV as follows:

Third Amendment of [***] Model 10-2015

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[Final]

[Icosavax, Inc.]

[May 2023]

The Licensee agrees to pay the NIAID Benchmark royalties within [***] of ~~Licensee's~~ a Licensed Product achieving each of the following Benchmarks, payable one (1) time only for a given Licensed Product regardless of the number of indications against which such Licensed Product is directed:

(a)
[***] upon dosing of first patient in first Phase I Clinical Trial for the first Licensed Product and all subsequent ~~indications~~ Licensed Products in the Licensed Field of Use;

(b)
[***] upon dosing of first patient in first Phase II Clinical Trial for the first ~~indication~~ Licensed Product in the Licensed Field of Use;

(c)
[***] upon dosing of first patient in first Phase II Clinical Trial for the second ~~indication~~ Licensed Product in the Licensed Field of Use;

(d)
[***] upon dosing of first patient in first Phase II Clinical Trial for the third ~~indication~~ Licensed Product in the Licensed Field of Use;

(e)
[***] upon dosing of first patient in first Phase III Clinical Trial for the first ~~indication~~ Licensed Product in the Licensed Field of Use;

(f)
[***] upon dosing of first patient in first Phase III Clinical Trial for the second ~~indication~~ Licensed Product in the Licensed Field of Use;

(g)
[***] upon dosing of first patient in first Phase III Clinical Trial for the third ~~indication~~ Licensed Product in the Licensed Field of Use;

(h)
[***] upon marketing approval received from a Regulatory Authority in the US or first Major Market outside US for the first ~~indication~~ Licensed Product in the Licensed Field of Use; and

(i)
[***] upon marketing approval received from a Regulatory Authority in the US or first Major Market outside the US for the second ~~indication~~ Licensed Product in the Licensed Field of Use.

(j)
[***] upon marketing approval received from a Regulatory Authority in the US or first Major Market outside the US for the third ~~indication~~ Licensed Product in the Licensed Field of Use.

The Benchmark royalties shall be payable only once upon the initial achievement of such Benchmark by a Licensed Product ~~exercised in performance of~~ in the Licensed Field of Use and no amounts shall be due hereunder for subsequent or repeated achievement of such Benchmark by such Licensed Product.

6)
In Appendix D, amend the first paragraph as follows:

The Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify the NIAID that the Benchmark has been achieved.

[***]

7)
In Appendix D, amend the heading of the Benchmarks for elderly RSV vaccination indication as follows:

Benchmarks for elderly RSV vaccination ~~indication~~ (either in combination with hMPV or alone) indication

8)
In Appendix D, amend the heading and timeline of the Benchmarks for maternal RSV vaccination indication as follows:

Benchmarks for maternal RSV vaccination for prophylaxis in newborns ~~indication~~ (either in combination with

Third Amendment of [***] Model 10-2015

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[Final]

[Icosavax, Inc.]

[May 2023]

hMPV or alone) indication

I.
Submission of IND or Foreign Equivalent application to Regulatory Authority: Fourth (4th) Quarter [***]

II.
Dosing of first patient in Phase I Clinical Trial: Initiation by Fourth (4th) Quarter [***]

III.
Dosing of first patient in Phase lb or II Clinical Trial: Initiation by Fourth (4th) Quarter [***]

IV.
Dosing of first patient in Phase III Clinical Trial: Initiation by Fourth (4th) Quarter [***]

V.
Submission of BLA or Foreign Equivalent in the US or first Major Market outside US to a

Regulatory Authority: Third (3rd) Quarter [***]

VI.
Marketing approval in the US or first Major Market outside US by a Regulatory Authority: Third (3rd) Quarter [***]

9)
All terms and conditions of the Agreement not herein amended remain binding and in effect.

10)
The terms and conditions of this Third Amendment shall, at the NIAID's sole option, be considered by the NIAID to be withdrawn from the Licensee's consideration and the terms and conditions of this Third Amendment, and the Third Amendment itself, to be null and void, unless this Third Amendment is executed by the Licensee and a fully executed original is received by the NIAID within sixty (60) days from the date of the NIAID's signature found at the Signature Page.

11)
This Third Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

Third Amendment of [***] Model 10-2015

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[Final]

[Icosavax, Inc.]

[May 2023]

THIRD AMENDMENT TO [***]

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Third Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIAID:

/s/ Michael R. Mowatt, Ph.D. 2023.05.23

Michael R. Mowatt, Ph.D. Date

Director

Technology Transfer and Intellectual Property Office

National Institute of Allergy and Infectious Diseases

National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration Monitoring & Enforcement

Office of Technology Transfer National Institutes of Health

6011 Executive Boulevard, Suite 325 Rockville, Maryland 20852-3804 U.S.A.

E-maiI: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Cassia Cearley 24-May-2023

Signature of Authorized Official Date

Name:

Title:

I.
Official and Mailing Address for Agreement notices: Cassia Cearley

Chief Business Officer Icosavax, Inc.

1930 Boren Avenue, Suite 1000

Seattle, WA 98101

Phone: [***]

E-mail: [***]

II.
Official and Mailing Address for Financial notices (the Licensee's contact person for royalty payments):

Accounts Payable c/o Cassia Cearley

Chief Business Officer Icosavax, Inc.

Third Amendment of [***] Model 10-2015

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[Final]

[Icosavax, Inc.]

[May 2023]

1930 Boren Avenue, Suite 1000

Seattle, WA 98101

[***]

[***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and

18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

Third Amendment of [***] Model 10-2015

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[Final]

[Icosavax, Inc.]

[May 2023]

ATTACHMENT 1 - ROYALTY PAYMENT INFORMATION

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Third Amendment of [***] Model 10-2015

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[Final]

[Icosavax, Inc.]

[May 2023]